Exhibit 99.2

PXP

Raymond James

26th Annual Institutional Investors Conference

March 7, 2005

N Y S E : P X P

w w w . p l a i n s x p . c o m

Forward Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements that involve certain assumptions and known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil & gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition, regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange Commission.

PXP

Company History

PXP Spinoff

2002

Acquired Nuevo 2004 3TEC

2003

Los Angeles, San Joaquin and Santa Maria Basins Onshore and Offshore California

Gulf Coast Basin Onshore and Offshore Louisiana

East and West Texas

PXP

2004 Reserves and Production

Reserves 419 MMBOE

Avg. Production 63 MBOEPD

16%

84%

28%

72%

Oil

Gas

PXP: Uniquely Positioned to Create Value

Exploit Large Durable Oil Resource Base

Concentrated California oil resource base

Low risk projects contributing visible production and reserve growth

Extensive, underutilized infrastructure

Long reserve life

Capture Emerging Value Creation Opportunities

T-Ridge

Gulf of Mexico

Southern California Real Estate

Large Durable Oil Resource Base

375 MMBOE

San Joaquin Valley

L.A. Basin

Offshore California

44 MMBOE

West Texas

East Texas

South LA

2004 year-end proved reserves

California’s Historical Oil Production

Millions of Barrels

450 400 350 300 250 200 150 100 50 0

1900 1910 1920 1930 1940 1950 1960 1970 1980 1990 2000

California’s fields are among the largest and most prolific in the world

California ranks 4th in crude reserves and production

California ranks 3rd in refinery capacity

Technology has increased field recovery

Source: California Division of Oil, Gas and Geothermal Resources; Department of Oil Properties, City of Long Beach

PXP—Western Development Unit

Arroyo Grande

Cymric So. Belridge

Mount Poso

Buena Vista Midway Sunset

Inglewood, San Vicente, Packard & Montebello

San Joaquin Valley—Historical Production

Barrels Per Day

1,000,000 800,000 600,000 400,000 200,000

0

1935 1945 1955 1965 1975 1985 1995 2004

Source: California Department of Conservation and the CCCOGP

San Joaquin Valley – PXP Assets

Avg. 2004 production 21,000 net BOEPD

1,700 future well locations

150 wells planned in 2005

Average well cost $400,000 Technologies:

Cyclic steam & steam flooding Aquifer drawdown Horizontal well development Hydraulic fracture stimulation Diatomite steam stimulation

NORTH BELRIDGE

LOST HILLS

SOUTH BELRIDGE

CYMRIC

McKITTRICK

ASPHALTO

PXP Fee Land PXP Leased Land PXP Royalty

PXP Surface or Mineral Fee

RR GAP

ELK HILLS

Buena Vista

MIDWAY SUNSET

San Joaquin Valley –

South Belridge Field

Discovered 1911

Produces from Diatomite and Tulare formations 25 to 30 wells planned in 2005 Horizontal and vertical wells Production response due to horizontal drilling and steam flooding

B/D—MCFD

5,500 5,000 4,500 4,000 3,500

3,000

2,500

2,000 1,500 1,000 500 0

97

98 99 00 01 02 03 04 05

Oil-14 Day Avg Gas-14 Day Avg PXP (Hopkins Fee)

San Joaquin Valley –

Cymric Field

Discovered 1909

Produces from Diatomite and Tulare formations 60 to 65 wells planned in 2005 Horizontal and vertical wells Production response due to cyclic steam stimulations

BOPD

12,000 11,000 10,000 9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 1,000 0

92

93 94 95 96 97 98 99 00 01 02 03 04 05 Plans (Star) Plains (McKittick Front) Plains (Gamble 1)

Oil

Los Angeles Basin – Oil Fields

Faults

reverse normal strike slip Buried erosional edge of basin

PXP Los Angeles Basin CALIFORNIA Structure Map Base of Mohnian

L. Middle

Los Angeles Basin—PXP Assets

San Vicente

Inglewood

Packard

Montebello

Avg. 2004 production 14,000 net BOEPD 400+ future well locations 40 to 50 wells planned in 2005 Average well cost $1.6 million Technologies:

Water flooding 3-D seismic Fractured completions Passive seismic Gravel—packing

Faults

reverse normal strike slip Buried erosional edge of basin

PXP Los Angeles Basin CALIFORNIA Structure Map Base of Mohnian

L. Middle

Los Angeles Basin—Inglewood Field

Discovered 1924

Producing from the shallow Vickers-Ridge and deeper Moynier and Sentous zones Drilled and completed 17 wells in 2004

Los Angeles Basin—Inglewood Field

Historical Production

BOEPD

11,000 9,000 7,000 5,000 3,000

1992

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

2005 Activity:

Shallow zone wells: 10 to 15 planned, avg. cost $675,000 Deep zone wells: 30 to 35 planned, avg. cost $2,000,000

Eastern Development Unit

- Avg. 2004 production 16,000 net BOEPD
- 65 to 75 wells planned in 2005
- Technologies:
  - 3-D seismic
  - Tight gas sand stimulations
  - High rate gravel packs
  - Marine operations
  - Multiple zone completions
  - Horizontal drilling



Glenwood/White Oak
Rosewood
Decker Switch
Beckville/Carthage
TEXAS
LOUISIANA
Pakenham Area
Terrebonne Fee
Breton Sound

PXP

17

PXP—Reserve Replacement Statistics

2004 3-Yr Avg. 10-Yr Avg.*

Reserve Replacement

All-in 975% 654% 584%

Discoveries/Ext./Revisions 152% 120% 244%

Finding & Developing Cost

All-in $6.97 $7.23 $4.99

Discoveries/Ext./Revisions $5.71 $7.07 $3.71

2004 Reserves

Percent Oil 84%

Percent Developed 68%

* Includes predecessor company results

PXP—Emerging Growth Opportunities

T-Ridge Project—Pacific Development Unit

L/M Miocene Trend – DW GOM

Southern California Real Estate

PXP – Emerging Growth

Pacific Development Unit

Pt. Pedernales & T-Ridge

Point Arguello & Rocky Point

San Joaquin Valley

L.A. Basin

PXP – Emerging Growth

Pacific Development Unit

Avg. 2004 production
12,000 net BOEPD

Point Arguello Unit

- Rocky Point development

Point Pedernales Unit

- T-Ridge development

Technology

- Infrastructure
- Directional drilling
- Intelligent completions
- 3-D seismic



Shoreline
Pt. Pedernales Unit
T- Ridge
Prospect
Area
T- Ridge Unit
Bonito Unit
State/Federal
Waters Boundary
OCS P-0451 E/2
C-12
Rocky Point Unit
Legend
Producing/Developable
Suspended/Not Presently Developable
Permits Required for Development
Pt. Arguello
Unit
Sword Unit

21

PXP

PXP – Emerging Growth

Pacific Development Unit

T-Ridge Project

Platform Irene

Federal Waters

Pt. Pedernales Oil Column 2200 feet ±

State Waters

A-1

A-6

Base Monterey

A-28

O/W @ -5148’

Three Mile Limit

Top Sisquoc

Top Monterey

Tranquillon Ridge Oil Column 3250 feet ±

1000 feet

1000 feet

0 feet

PXP – Emerging Growth

Exploration Unit

Focus on North America resource trends L/M Miocene Trend – DW GOM

L/M Miocene Trend – DW GOM

Houston

Lafayette

New Orleans

1500’

3000’

4500’

6000’

1500’ 3000’

4500’ 6000’

9000’

2.3 BBO Recoverable Discovered to Date

L/M Miocene Trend – DW GOM


FRONTAL FOLDS
MID TO LATE 1990'S DISCOVERIES
ATLANTIS, NEPTUNE, MAD DOG
MIOCENE TRAPS BENEATH SALT
2000 TO PRESENT DISCOVERIES
TAHITI, SHENZI, PUMA, TONGA
MINI- BASIN PLAYS
MID TO LATE 1980'S DISCOVERIES
MARS, BULLWINKLE, RAM POWELL
SHELF PLAYS
1940'S TO PRESENT DISCOVERIES
PLEISTOCENE
PLEISTOCENE
SALT
PLIOCENE
PLIOCENE
UPPER MIOCENE
UPPER MIOCENE
MID-LOWER MIOCENE
MID-LOWER MIOCENE
PALEOGENE
PALEOGENE
CRETACEOUS
CRETACEOUS
SALT
BASEMENT

25

PXP

Southern California Real Estate

San Luis Obispo

Lompoc Ranch Santa Barbara

Montebello

Southern California Real Estate

Montebello Aerial

480 acres

Located near downtown Los Angeles

Operational Drivers

Exploiting Large Resource Base

Los Angeles Basin San Joaquin Valley Pacific Development Unit Eastern Development Unit

Emerging Growth Opportunities

T-Ridge Project—Pacific Development Unit L/M Miocene Trend – DW GOM

Southern California Real Estate

Positioned for the Future

Large, durable, resource base with long reserve life and extensive, underutilized infrastructure Visible production and reserve growth from low risk projects Emerging opportunities for longer-term growth and value creation Improving corporate profile

Unit costs lower 2005+

Contracted differential protection

Hedge restructure = higher prices 2005+

Strengthening balance sheet

Raymond James

26th Annual Institutional Investors Conference

March 2005